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                                                                    EXHIBIT 10.1

                              ASSUMPTION AGREEMENT


                  ASSUMPTION AGREEMENT (this "Agreement"), dated as of December 15, 1998, is by Special Devices, Incorporated, a Delaware corporation (the "Company"), and Scot, Inc., a Delaware corporation (the "Guarantor").

                               W I T N E S S E T H

                  WHEREAS, SDI Acquisition Corp., a Delaware corporation ("SDI Acquisition"), has heretofore executed and delivered to BT Alex Brown Incorporated and Paribas Corporation (the "Initial Purchasers") a purchase agreement (the "Purchase Agreement"), dated as of December 11, 1998, providing for the terms pursuant to which the Initial Purchasers will purchase $100,000,000 aggregate principal amount of 11 3/8% Senior Subordinated Notes due 2008 (the "Notes") of SDI Acquisition;

                  WHEREAS, SDI Acquisition has heretofore executed and delivered to the Initial Purchasers a registration rights agreement (the "Registration Rights Agreement"), dated as of December 15, 1998, providing for the registration of the Notes and the Exchange Notes (as defined in the Registration Rights Agreement) of SDI Acquisition under the Securities Act of 1933, as amended;

                  WHEREAS, SDI Acquisition has been merged with and into the Company (the "Merger");

                  WHEREAS, pursuant to the Purchase Agreement and the Registration Rights Agreement, the Company upon consummation of the Merger is required to assume all of the obligations of SDI Acquisition under the Purchase Agreement and the Registration Rights Agreement and to execute and deliver this Agreement concurrently with the Merger; and

                  WHEREAS, pursuant to the Purchase Agreement and the Registration Rights Agreement, immediately subsequent to the Merger, the Guarantor is required to become a party to the Purchase Agreement and the Registration Rights Agreement and to guarantee the obligations of the Company with respect to the Notes thereunder on a senior subordinated basis;

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Guarantor mutually covenant and agree for the benefit of the Initial Purchasers as follows:

         1. ASSUMPTION. The Company hereby agrees to assume all of the obligations of SDI Acquisition and all of its own obligations under the Purchase Agreement and the Registration Rights Agreement.

         2. GUARANTOR. The Guarantor hereby agrees to be deemed the "Guarantor" for all purposes under the Purchase Agreement and a "Guarantor" and an "Issuer" for all purposes under the Registration Rights Agreement and to perform all obligations and duties of the Guarantor and the Issuer, as the case may be, under each of the agreements.
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         3. NEW YORK LAW TO GOVERN. The internal law of the State of New York, without regard to the choice of law principles thereof, shall govern and be used to construe this Agreement.

         4. COUNTERPARTS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first above written, which is the date of the Merger.

                                            SPECIAL DEVICES, INCORPORATED


                                            By: /s/ Keith Oster
                                               --------------------------------
                                               Name: Keith Oster
                                               Title: Assistant Secretary


                                            SCOT, INC.


                                            By: /s/ John T. Vinke
                                               --------------------------------
                                               Name: John T. Vinke
                                               Title: Vice President


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